UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2016 (April 19, 2016)
__________________________________________________
AMERICAN CAPITAL AGENCY CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 19, 2016, American Capital Agency Corp. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”), at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, at 11:00 a.m. (ET). The record date for the Annual Meeting was February 25, 2016. As of the record date, a total of 332,453,081 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), were entitled to vote at the Annual Meeting. There were 273,759,600 shares of Common Stock present in person or by proxy at the Annual Meeting. Set forth below are the matters acted upon by the common stockholders, and the final voting results of each such proposal.

1.    Election of Directors. The Company’s common stockholders voted to elect eight (8) of the nine (9) Director Nominees to hold office for a term of one (1) year and until his or her successor is duly elected and qualified in this Proposal 1. The Company’s common stockholders voted to elect the other Director Nominee: Gary Kain to hold office for a term of one (1) year and until his successor is duly elected and qualified in Proposal 5 below.

Nominee	For	Against	Abstain	Non Votes	Uncast
John R. Erickson	158,268,846	21,784,449	902,292	92,803,873	139
Samuel A. Flax	168,377,534	11,639,675	938,378	92,803,873	139
Alvin N. Puryear	167,561,626	12,448,942	945,020	92,803,872	139
Robert M. Couch	176,678,308	3,314,146	963,134	92,803,872	139
Morris A. Davis	173,976,098	6,020,086	959,402	92,803,872	141
Randy E. Dobbs	123,800,768	56,206,911	947,908	92,803,872	139
Larry K. Harvey	176,573,586	3,429,612	952,390	92,803,872	139
Prue B. Larocca	173,810,986	6,173,250	971,352	92,803,872	139

2.    Approval of an amendment to the American Capital Agency Corp. Equity Incentive Plan for Independent Directors (the “Amendment to Equity Incentive Plan”). The Company’s common stockholders voted to approve the Amendment to Equity Incentive Plan.

For	Against	Abstain	Non Votes	Uncast
166,201,105	13,440,325	1,314,157	92,803,873	139

3.    Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that stockholders may remove any director from office, with or without cause (the “Amendment to Certificate of Incorporation”). The Company’s common stockholders voted to approve the Amendment to Certificate of Incorporation.

For	Against	Abstain	Non Votes	Uncast
268,058,252	3,906,668	1,794,540	—	139
4.    Ratification of appointment of Ernst & Young LLP. The Company’s common stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent public accountant for the year ending December 31, 2016.

For	Against	Abstain	Non Votes	Uncast
268,982,018	3,151,792	1,625,650	—	139

5.    Election of Director. The Company’s common stockholders voted to elect another Director Nominee, Gary Kain to hold office for a term of one (1) year and until his successor is duly elected and qualified.

For	Against	Abstain	Non Votes	Uncast
170,305,907	3,991,091	872,208	98,590,254	139

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL AGENCY CORP.

Dated: April 21, 2016	By:	/s/ Samuel A. Flax
Samuel A. Flax
Executive Vice President and Secretary